PROSPECTUS SUPPLEMENT -- June 10, 2004*

AXP Large Cap Equity Fund (Sept. 29, 2003) S-6244-99 D (9/03)

New fee waiver information will be added at the end of the "Fees and Expenses" section as follows:

AEFC has agreed to waive .05% of the management fees for this Fund through July 31, 2005.


S-6244-21 A (6/04)

* Valid unitl next prospectus update.
Destroy Sept. 29, 2004.